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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT

INVESTMENT COMPANY

Investment Company Act file number	811-22043

Invesco Dynamic Credit Opportunities Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices)        (Zip code)

Colin Meadows     1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	2/28

Date of reporting period:	11/30/12

2410922

012213 (1) BO

Item 1.  Schedule of Investments.

Invesco Dynamic Credit Opportunities Fund

Effective December 3, 2012, Invesco Van Kampen Dynamic

Credit Opportunities Fund was renamed Invesco Dynamic Credit

Opportunities Fund.

Quarterly Schedule of Portfolio Holdings

November 30, 2012

invesco.com/us VK-CE-DCO-QTR-1 11/12	Invesco Advisers, Inc.

Schedule of Investments

November 30, 2012

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Variable Rate Senior Loan Interests–96.08%(a)(b)
Aerospace & Defense–3.11%
ARINC Inc., Second Lien Term Loan	7.62%	10/25/15		$2,268	$2,242,579
AVIO S.p.A., (Italy) Term Loan (c)	—%	12/13/16	EUR	3,000	3,940,669
Camp International Holding Co., First Lien Term Loan	5.25%	05/31/19		1,896	1,910,579
DAE Aviation Holdings, Inc.,
Term Loan B1	6.25%	10/29/18		2,219	2,220,295
Term Loan B2	6.25%	11/02/18		1,006	1,006,534
DynCorp International LLC, Term Loan B	6.25%	07/07/16		2,590	2,606,468
IAP Worldwide Services, Inc., Term Loan	10.00%	12/31/15		6,820	5,396,223
Landmark Aviation,
Canadian Term Loan	5.75%	10/25/19		229	229,759
First Lien Term Loan	5.75%	10/25/19		2,156	2,159,740
PRV Aerospace LLC, Term Loan B (Acquired 05/11/12; Cost $2,242,976)	6.50%	05/09/18		2,253	2,256,307
Sequa Corp., Term Loan	6.25%	12/03/14		3,337	3,343,849
SI Organization, Inc., Term Loan B	4.50%	11/22/16		341	340,540
TASC, Inc., Term Loan B	4.50%	12/18/15		640	640,950
Wyle Services Corp., Term Loan B	5.00%	03/27/17		1,308	1,314,019

					29,608,511

Air Transport–1.08%
Delta Air Lines, Inc.,
Revolver Loan (d)	0.00%	04/20/16		5,213	4,700,110
Term Loan B1	5.25%	10/18/18		5,373	5,409,339
Term Loan B2	4.25%	04/16/16		219	219,674

					10,329,123

Automotive–4.78%
August Lux U.K. Holding Co., Term Loan	6.25%	04/27/18		1,591	1,613,346
August U.S. Holding Co., Inc., Term Loan B	6.25%	04/27/18		1,224	1,241,058
Federal-Mogul Corp.,
Term Loan B	2.15%	12/29/14		7,317	6,824,777
Term Loan C	2.15%	12/28/15		4,396	4,100,304
Key Safety Systems, Inc., First Lien Term Loan	2.51%	03/08/14		3,095	3,080,829
Metaldyne Co., LLC, Term Loan B	5.25%	05/18/17		752	756,227
RAC Ltd., (United Kingdom) Term Loan C	5.63%	10/30/19	GBP	2,000	3,222,726
Schaeffler AG (Germany),
Term Loan C1	4.86%	01/27/17	EUR	10,000	12,802,865
Term Loan C2	6.00%	01/27/17		1,026	1,040,663
TI Group Automotive Systems, LLC, Term Loan	6.75%	03/14/18		5,334	5,387,269
Tomkins LLC, Term Loan B	5.25%	11/09/18		1,670	1,680,646
Transtar Holding Co.,
First Lien Term Loan	5.50%	10/09/18		2,917	2,938,682
Second Lien Term Loan	9.75%	10/11/19		671	673,847
Veyance Technologies, Inc.,
Delayed Draw Term Loan	2.46%	07/31/14		33	32,818
Term Loan	2.46%	07/31/14		231	229,126

					45,625,183

Beverage and Tobacco–0.24%
DS Waters Enterprises, L.P., First Lien Term Loan	10.50%	08/29/17		2,220	2,291,976

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Building & Development–3.12%
Axia Acquisition Corp.,
PIK Second Lien Term Loan A (e)	11.00%	03/11/16		$192	$162,441
Revolver Loan (d)	0.00%	03/11/16		348	294,251
Second Lien Term Loan B	5.00%	03/12/16		324	273,675
Building Materials Holding Corp., PIK Second Lien Term Loan (e)	8.00%	01/05/15		904	802,560
Capital Automotive L.P., Term Loan B	5.25%	03/10/17		7,281	7,338,361
Champion OPCO, LLC, PIK Term Loan (e)	7.50%	12/31/13		801	572,581
CPG International Inc., Term Loan	5.75%	09/18/19		562	566,253
Custom Building Products, Inc., Term Loan B	5.75%	03/19/15		321	320,941
HD Supply, Inc., Term Loan B	7.25%	10/12/17		5,460	5,621,347
Lake at Las Vegas Joint Venture, LLC,
PIK Exit Revolver Loan (Acquired 07/16/12; Cost $76,056) (d)(e)	0.00%	02/28/17		76	70,352
PIK Exit Revolver Loan (Acquired 07/15/10-10/24/12; Cost $574,063) (e)	4.42%	02/28/17		574	531,009
Nortek, Inc., Term Loan	5.25%	04/26/17		253	255,313
Realogy Corp.,
Extended LOC (d)	0.00%	04/08/16		4,562	4,342,815
Extended Term Loan	4.46%	10/10/16		3,940	3,942,399
LOC	3.42%	10/10/13		760	742,024
Revolver Loan	1.44%	04/08/16		2,120	2,018,405
Rhodes Homes, PIK Term Loan (Acquired 07/09/07-09/30/11; Cost $1,277,798) (e)	2.36%	03/31/16		315	275,629
WireCo WorldGroup, Inc., Term Loan	6.00%	02/15/17		1,619	1,643,042

					29,773,398

Business Equipment & Services–6.96%
Advantage Sales & Marketing, Inc., Second Lien Term Loan	9.25%	06/18/18		514	517,247
Affinion Group, Inc., Term Loan B	6.50%	07/16/15		1,035	958,676
Asurion LLC,
First Lien Term Loan	5.50%	05/24/18		6,984	7,055,378
Second Lien Term Loan	9.00%	05/24/19		3,480	3,591,108
Audio Visual Services Group, Inc., Term Loan	6.75%	11/09/18		2,826	2,769,589
Brock Holdings III, Inc., Term Loan B	6.01%	03/16/17		231	232,579
Connolly Holdings, Inc., First Lien Term Loan	6.50%	07/13/18		2,888	2,920,015
Expert Global Solutions, Inc., Term Loan B	8.00%	04/03/18		3,885	3,927,068
First Data Corp.,
Extended Term Loan B	5.21%	03/24/17		1,316	1,296,187
Extended Term Loan B	4.21%	03/23/18		11,235	10,736,032
Term Loan	5.21%	09/24/18		49	48,271
Term Loan B	5.21%	03/24/17		2,115	2,070,302
Term Loan B3	2.96%	09/24/14		11	11,037
Garda World Security Corp., Term Loan B	4.50%	11/13/19		599	606,516
H&F Nugent 3 Ltd., (United Kingdom) Term Loan B	6.75%	08/02/19	GBP	750	1,216,128
Hillman Group, Inc.,
Delayed Draw Term Loan (d)	0.00%	05/31/16		994	996,748
Term Loan B	5.00%	05/31/16		104	105,046
iPayment, Inc., Term Loan B	5.75%	05/08/17		1,635	1,632,870
Kronos Inc.,
First Lien Term Loan	5.50%	10/30/19		5,252	5,299,529
Second Lien Term Loan	9.75%	04/30/20		1,034	1,037,431
Lonestar Intermediate Super Holdings, LLC, Term Loan B	11.00%	09/02/19		6,018	6,406,218
Mitchell International, Inc., Second Lien Term Loan	5.63%	03/30/15		3,654	3,604,829
Sabre, Inc.,
Extended Term Loan	5.96%	12/29/17		3,321	3,337,945
Incremental Term Loan	7.25%	12/29/17		853	864,168
SkillSoft Corp., New Term Loan B	5.00%	05/26/17		1,237	1,250,423
Sungard Data Systems, Inc., Term Loan C	3.96%	02/28/17		295	295,676

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Business Equipment & Services–(continued)
West Corp.,
Revolver Loan (d)	0.00%	01/15/16		$2,427	$2,202,462
Term Loan B5	5.50%	07/15/16		140	141,867
Term Loan B6	5.75%	06/29/18		1,194	1,214,401

					66,345,746

Cable & Satellite Television–4.41%
Charter Communications Operating, LLC, Extended Term Loan	3.46%	09/06/16		2	2,175
Completel Europe N.V., (Netherlands) PIK Term Loan B (Acquired 12/07/10-06/29/12; Cost $12,257,957) (e)	3.61%	08/28/15	EUR	9,637	12,032,147
Harron Communications Corp., Term Loan B	5.00%	10/06/17		1,146	1,151,713
MCC Illinois, LLC, Term Loan E	4.50%	10/23/17		481	479,478
MCC Iowa LLC, Term Loan F	4.50%	10/23/17		878	875,820
Omega I S.à.r.l., (Germany) Term Loan B	4.61%	03/31/17	EUR	12,770	12,815,608
WaveDivision Holdings, LLC, Term Loan B	5.50%	10/12/19		1,994	2,024,094
WideOpenWest Finance LLC, First Lien Term Loan	6.25%	07/17/18		5,566	5,639,503
Yankee Cable Acquisition, LLC, Term Loan B	5.25%	08/26/16		3,330	3,368,678
YPSO Holding SA, (France) PIK Extended Term Loan C (e)	5.61%	12/29/17	EUR	2,926	3,631,027

					42,020,243

Chemicals & Plastics–5.24%
Ascend Performance Materials LLC, Term Loan B	6.75%	04/10/18		5,008	4,932,968
Aster Zweite Beteiligungs GmbH (Germany),
Extended Term Loan B5	5.97%	12/31/14		1,366	1,338,170
Extended Term Loan C7	5.97%	12/31/14		772	755,941
Emerald Performance Materials, LLC, Term Loan B	6.75%	05/18/18		1,634	1,642,399
Houghton International, Inc., Term Loan B	6.75%	01/29/16		2,619	2,631,960
INEOS Finance PLC, Term Loan	6.75%	05/04/18	EUR	1,868	2,449,071
Ineos Holdings Ltd., Term Loan	6.50%	05/04/18		8,222	8,333,347
Kronos Inc., Term Loan B	5.75%	06/13/18		4,124	4,158,560
Momentive Specialty Chemicals, Inc.,
Extended Term Loan C4	4.12%	05/05/15		1,357	1,336,713
Extended Term Loan C5	4.13%	05/05/15		4,752	4,656,784
OM Group, Inc., Term Loan B	5.75%	08/02/17		751	757,873
Phillips Plastics Corp., Term Loan	6.50%	02/10/17		716	714,085
PolyOne Corp., Term Loan	5.00%	12/20/17		1,135	1,144,647
PQ Corp., First Lien Term Loan	5.25%	05/08/17		5,704	5,741,490
Taminco Global Chemical Corp.,
Term Loan B1	5.25%	02/15/19		1,069	1,079,063
Term Loan B1 (Acquired 05/14/12; Cost $410,997)	5.50%	02/15/19	EUR	318	426,518
TricorBraun, Inc., Term Loan B	5.50%	05/03/18		2,711	2,723,826
Univar Inc., Term Loan B	5.00%	06/30/17		5,127	5,106,408

					49,929,823

Clothing & Textiles–0.22%
Ascena Retail Group, Inc., Term Loan B	4.75%	06/14/18		1,069	1,078,853
Wolverine Worldwide, Inc., Term Loan B	4.00%	07/31/19		1,036	1,045,614

					2,124,467

Conglomerates–0.18%
RGIS Services, LLC, Term Loan C	5.50%	10/18/17		1,669	1,678,432

Containers & Glass Products–2.83%
Berlin Packaging, LLC,
Second Lien Term Loan (Acquired 08/24/07; Cost $2,969,465)	6.71%	08/17/15		3,000	2,925,000
Term Loan (Acquired 10/26/07-05/05/12; Cost $7,442,285)	3.21%	08/17/14		7,524	7,373,959
BWAY Corp. Term Loan B	4.50%	08/07/17		2,624	2,649,692
Consolidated Container Co. LLC, Term Loan	5.00%	07/03/19		1,232	1,231,979

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Containers & Glass Products–(continued)
Exopack, LLC, Term Loan	6.50%	05/31/17	$4,391	$4,412,667
Hoffmaster Group, Inc., First Lien Term Loan	6.50%	01/03/18	1,869	1,865,945
Ranpak Corp., Term Loan	4.75%	04/20/17	376	373,982
Reynolds Group Holdings Inc.,
Revolver Loan (d)	0.00%	11/05/14	5,104	5,101,025
Term Loan	4.75%	09/28/18	1,036	1,046,584

				26,980,833

Cosmetics & Toiletries–2.19%
Bausch & Lomb, Inc., Term Loan B	5.25%	05/17/19	6,867	6,969,140
Huish Detergents, Inc.,
Incremental Term Loan B	2.21%	04/25/14	4,138	4,038,215
Second Lien Term Loan	4.46%	10/26/14	1,250	1,178,125
KIK Custom Products, Inc.,
Canadian Term Loan	2.57%	06/02/14	193	181,926
First Lien Term Loan	2.57%	06/02/14	1,127	1,061,234
Second Lien Term Loan	5.31%	11/28/14	7,000	5,553,310
Marietta Intermediate Holding Corp., PIK Term Loan B (Acquired 07/13/07-02/07/11; Cost $5,222,528) (e)	7.00%	02/19/15	1,194	1,086,178
Revlon Consumer Products Corp., Term Loan B	4.75%	11/17/17	816	821,503

				20,889,631

Drugs–1.10%
Catalent Pharma Solutions, Inc., Incremental Term Loan	5.25%	09/15/17	2,840	2,876,996
Harlan Sprague Dawley, Inc., Term Loan B	3.76%	07/11/14	3,053	2,915,343
IMS Health, Inc., Term Loan B	4.50%	08/25/17	482	486,855
Medpace, Inc., Term Loan	6.50%	06/16/17	3,426	3,289,377
Warner Chilcott PLC,
Term Loan B1	4.25%	03/15/18	133	134,333
Term Loan B1	4.25%	03/15/18	351	353,731
Term Loan B2	4.25%	03/15/18	176	176,866
Term Loan B3	4.25%	03/15/18	241	243,190

				10,476,691

Ecological Services & Equipment–1.33%
ADS Waste Holdings, Inc., Term Loan B	5.25%	10/09/19	7,426	7,531,874
Safety-Kleen Systems, Inc., Term Loan B	5.00%	02/21/17	302	302,549
ServiceMaster Co. (The),
Extended Synthetic LOC (Acquired 08/22/12; Cost $2,061,324)	4.50%	01/31/17	2,101	2,064,679
Extended Term Loan	4.46%	01/31/17	1,956	1,957,135
WCA Waste Systems, Inc., Term Loan B	5.50%	03/22/18	777	782,741

				12,638,978

Electronics & Electrical–4.70%
Blackboard, Inc.,
First Lien Term Loan	7.50%	10/04/18	1,150	1,159,783
Incremental Term Loan	7.50%	10/04/18	602	607,370
Second Lien Term Loan	11.50%	04/04/19	3,145	3,014,712
Term Loan B2	6.25%	10/04/18	4,458	4,462,928
DEI Sales, Inc., Term Loan B	7.00%	07/13/17	1,295	1,290,901
Deltek, Inc., First Lien Term Loan	6.00%	10/10/18	1,983	2,002,271
DG FastChannel, Inc., Term Loan B	5.75%	07/26/18	3,278	3,176,043
Freescale Semiconductor, Inc.,
Extended Term Loan B	4.46%	12/01/16	6,846	6,655,986
Incremental Term Loan	6.00%	02/28/19	1,688	1,672,975
Infor Global Solutions Term Loan B2	5.25%	04/05/18	3,383	3,422,498
Mirion Technologies, Inc., First Lien Term Loan (Acquired 03/28/12-04/10/12; Cost $2,317,415)	6.25%	03/30/18	2,342	2,354,158

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Electronics & Electrical–(continued)
NeuStar, Inc., Term Loan B	5.00%	11/08/18		$2,621	$2,643,609
Open Solutions, Inc., Term Loan B	2.44%	01/23/14		5,640	5,341,277
Sophia, L.P., Term Loan B	6.25%	07/19/18		3,926	3,983,864
SS&C Technologies Inc.,
Term Loan B-1	5.00%	06/07/19		2,697	2,734,374
Term Loan B-2	5.00%	06/07/19		279	282,866

					44,805,615

Equipment Leasing–0.36%
Delos Aircraft Inc., Term Loan 2	4.75%	04/12/16		534	540,752
Flying Fortress Inc., First Lien Term Loan	5.00%	06/30/17		2,884	2,922,007

					3,462,759

Financial Intermediaries–2.39%
Nuveen Investments, Inc.,
Extended Term Loan	5.84%	05/12/17		2,407	2,413,333
First Lien Term Loan	5.84%	05/13/17		10,185	10,212,966
Residential Capital, LLC,
DIP Term Loan A1	5.00%	11/18/13		2,822	2,830,703
DIP Term Loan A2	6.75%	11/18/13		475	479,351
RJO Holdings Corp.,
FCM Term Loan	6.21%	12/10/15		74	55,664
HoldCo Term Loan B	6.96%	12/10/15		3,446	2,446,539
Transfirst Holdings, Inc.,
PIK Second Lien Term Loan (e)	6.21%	06/15/15		1,532	1,505,362
Term Loan B	2.96%	06/15/14		2,842	2,829,709

					22,773,627

Food & Drug Retailers–2.09%
Alliance Boots Holdings Ltd. (United Kingdom),
Second Lien Term Loan	4.74%	07/05/16	GBP	4,800	7,578,814
Second Lien Term Loan	4.33%	07/11/16	EUR	1,668	2,169,091
Pantry, Inc. (The), Term Loan B	5.75%	08/02/19		1,780	1,806,910
Rite Aid Corp.,
Term Loan 2	1.96%	06/04/14		2,745	2,727,176
Term Loan 5	4.50%	03/02/18		5,010	5,007,474
Sprouts Farmers Markets Holdings, LLC, Incremental Term Loan	6.00%	04/18/18		620	628,512

					19,917,977

Food Products–2.39%
Advance Pierre Foods,
Second Lien Term Loan	9.50%	10/10/17		671	688,113
Term Loan	5.75%	07/10/17		6,067	6,138,243
Candy Intermediate Holdings, Inc., Term Loan	7.51%	06/18/18		2,815	2,848,833
Del Monte Foods Co., Term Loan	4.50%	03/08/18		2,415	2,421,266
Foodvest Ltd. (United Kingdom),
Term Loan B1	5.46%	09/23/15	EUR	406	476,294
Term Loan C2	6.21%	09/23/16	EUR	2,456	2,895,138
Iglo Foods Midco Ltd., (United Kingdom) Term Loan I	5.11%	01/31/18	EUR	2,000	2,620,610
Pinnacle Foods Finance LLC,
Term Loan E	4.75%	10/17/18		475	478,647
Term Loan F	4.75%	10/17/18		1,352	1,365,011
Smart Balance, Inc., Term Loan	7.00%	07/02/18		2,783	2,821,115

					22,753,270

Food Service–0.87%
Focus Brands, Inc., Term Loan B (Acquired 02/22/12; Cost $1,002,673)	6.30%	02/21/18		1,012	1,024,177
Landry’s, Inc., Term Loan B	6.50%	04/24/18		2,050	2,072,176
OSI Restaurant Partners, LLC, Term Loan B	4.75%	10/28/19		3,992	4,036,405

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Food Service–(continued)
Restaurant Holding Co., LLC, Term Loan B	9.00%	02/17/17		$1,115	$1,125,729

					8,258,487

Forest Products–0.10%
Verso Paper Holdings LLC, PIK Term Loan (Acquired 06/13/08-11/05/12; Cost $495,249) (e)	6.75%	02/01/13		499	496,195
Xerium Technologies, Inc., Term Loan B	6.25%	05/22/17		470	469,870

					966,065

Healthcare–6.65%
AMN Healthcare, Inc., Term Loan B (Acquired 04/12/12; Cost $1,222,856)	5.75%	04/05/18		1,234	1,252,448
BSN Medical Acquisition Holding GmbH, (Luxembourg) Term Loan B2A	5.25%	08/28/19	EUR	1,250	1,638,028
CareStream Health, Inc., Term Loan B	5.00%	02/25/17		3,884	3,867,573
DJO Finance LLC,
Extended Term Loan B2	5.21%	11/01/16		1,254	1,260,287
Term Loan B3	6.25%	09/15/17		4,746	4,783,948
Drumm Investors, LLC, Term Loan	5.00%	05/04/18		4,696	4,526,060
Genoa Healthcare Group, LLC, PIK Second Lien Term Loan (Acquired 06/08/11-10/31/12; Cost $970,303) (e)	14.00%	02/10/15		994	721,001
HCA, Inc.,
Extended Term Loan B2	3.61%	03/31/17		27	27,238
Extended Term Loan B3	3.46%	05/01/18		3,510	3,519,238
HCR Healthcare, LLC, Term Loan	5.00%	04/06/18		332	321,233
Hologic Inc., Term Loan B	4.50%	08/01/19		912	922,976
Kindred Healthcare, Inc.,
Term Loan	5.25%	06/01/18		4,005	3,946,449
Term Loan B	6.00%	06/01/18		1,179	1,161,568
Kinetic Concepts, Inc.,
Term Loan C1	5.50%	05/04/18		9,264	9,354,907
Term Loan C1	5.75%	05/04/18	EUR	4,963	6,497,031
Premier Dental Services, Inc., Term Loan B	8.25%	11/01/18		1,786	1,750,642
Sun Healthcare Group Inc., Term Loan B	8.75%	10/15/16		998	994,692
Surgery Center Holdings, Inc., Term Loan B	6.50%	02/06/17		1,150	1,144,293
Surgical Care Affiliates, Inc.,
Extended Revolver Loan (d)	0.00%	06/30/16		6,250	5,875,000
Extended Term Loan	4.36%	12/29/17		3,495	3,477,952
TriZetto Group, Inc.,
Second Lien Term Loan D	8.50%	03/27/19		2,510	2,500,791
Term Loan B	4.75%	05/02/18		1,995	1,976,995
Vitalia Holdco S.à.r.l., (Switzerland) Second Lien Term Loan (Acquired 11/08/11-03/07/12; Cost $1,983,185)	9.11%	01/28/19	EUR	1,500	1,902,055

					63,422,405

Home Furnishings–1.89%
Hunter Fan Co.,
Second Lien Term Loan	6.96%	10/16/14		6,789	6,382,105
Term Loan	2.73%	04/16/14		1,217	1,174,067
Serta Simmons Holdings, LLC, Term Loan	6.00%	10/01/19		5,834	5,840,087
Springs Windows Fashions, LLC, Term Loan B	6.00%	05/31/17		1,203	1,204,900
Yankee Candle Co., Inc. (The), Term Loan B	5.25%	04/02/19		3,425	3,467,024

					18,068,183

Industrial Equipment–2.00%
Generac Power Systems, Inc., Term Loan B	6.25%	05/30/18		1,798	1,841,468
Grede LLC, Term Loan B	7.00%	04/03/17		2,733	2,743,207
KION Group GmbH (Germany),
Extended Term Loan B2	4.86%	12/28/17	EUR	1,002	1,279,853
Extended Term Loan C2	4.86%	12/28/17	EUR	1,002	1,279,853
Mannesmann Plastics Machinery GmbH (Germany) PIK Term Loan (e)	4.59%	12/29/14	EUR	2,510	3,101,550

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Industrial Equipment–(continued)
Tank Holding Corp., Term Loan B	5.50%	07/09/19		$4,069	$4,086,315
Terex Corp., Term Loan B	4.50%	04/28/17		118	119,080
Unifrax Corp.,
Term Loan	6.50%	11/28/18		2,175	2,200,162
Term Loan (Acquired 12/06/11; Cost $2,460,255)	7.50%	11/28/18	EUR	1,868	2,454,032

					19,105,520

Insurance–0.75%
CNO Financial Group, Inc., Term Loan B1	4.25%	09/28/16		507	510,259
HMSC Corp., Second Lien Term Loan	5.71%	10/03/14		1,750	1,400,000
Sedgwick CMS Holdings, Inc.,
Second Lien Term Loan	9.00%	05/30/17		1,600	1,624,000
Term Loan	5.00%	12/30/16		1,633	1,642,187
USI Holdings Corp., Incremental Term Loan	7.00%	05/05/14		1,940	1,949,098

					7,125,544

Leisure Goods, Activities & Movies–1.85%
24 Hour Fitness Worldwide, Inc., Term Loan	7.50%	04/22/16		3,762	3,799,101
Alpha D2 Ltd., (United Kingdom) Extended Term Loan B2	6.00%	04/30/19		4,786	4,855,675
Bright Horizons Family Solutions, Inc.,
Revolver Loan (d)	0.00%	05/28/14		3,000	2,991,450
Term Loan B	6.25%	05/28/15		1,625	1,631,221
IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16		549	550,933
Vue Entertainment Investment Ltd., (United Kingdom) Term Loan B	5.53%	12/21/17	GBP	1,375	2,204,334
Zuffa LLC, Incremental Term Loan	7.50%	06/19/15		1,617	1,629,758

					17,662,472

Lodging & Casinos–4.36%
Boyd Gaming Corp.,
Class A Revolver Loan (d)	0.00%	12/17/15		672	641,441
Term Loan	2.66%	12/17/15		1,408	1,344,956
Caesars Entertainment Operating Co.,
Extended Term Loan B5	4.46%	01/26/18		2,948	2,561,484
Extended Term Loan B6	5.46%	01/26/18		24,905	22,414,091
Incremental Term Loan B4	9.50%	10/31/16		486	497,798
Cannery Casino Resorts, LLC,
Second Lien Term Loan	10.00%	10/02/19		659	633,041
Term Loan B	6.00%	10/02/18		3,559	3,563,813
Golden Nugget, Inc.,
PIK Delayed Draw Term Loan (e)	3.27%	06/30/14		230	221,446
PIK Term Loan B (e)	3.27%	06/30/14		400	384,503
Peninsula Gaming LLC Term Loan B	5.75%	11/20/17		217	220,670
Station Casinos, Inc., Term Loan B	5.50%	09/27/19		1,595	1,603,236
Tropicana Entertainment Inc., Term Loan B	7.50%	03/16/18		2,719	2,753,689
Twin River Worldwide Holdings, Inc., Term Loan	8.50%	11/05/15		4,725	4,762,414

					41,602,582

Nonferrous Metals & Minerals–0.89%
Arch Coal Inc., Term Loan B	5.75%	05/16/18		6,137	6,204,123
Noranda Aluminum Acquisition Corp., Term Loan B	5.75%	02/28/19		2,042	2,056,476
Novelis, Inc., Term Loan B	4.00%	03/10/17		262	263,825

					8,524,424

Oil & Gas–3.98%
Buffalo Gulf Coast Terminals LLC, Term Loan	5.25%	10/31/17		6,299	6,393,748

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Oil & Gas–(continued)
Chesapeake Energy Corp., Term Loan	5.75%	12/01/17		$4,434	$4,366,841
Citgo Petroleum Corp., Term Loan B	8.00%	06/24/15		608	612,879
Crestwood Holdings LLC, Term Loan B	9.75%	03/26/18		2,772	2,829,154
NGPL PipeCo LLC, Term Loan B	6.75%	09/15/17		5,315	5,436,790
Obsidian Natural Gas Trust, (United Kingdom) Term Loan (Acquired 12/09/10-05/05/11; Cost $1,337,783)	7.00%	11/02/15		1,320	1,326,951
Samson Investment Co., Second Lien Term Loan	6.00%	09/25/18		3,799	3,831,857
Tallgrass Operations, LLC, Term Loan	5.25%	11/13/18		4,068	4,086,533
Tervita Corp., (Canada) Term Loan B	3.21%	11/14/14		5,962	5,870,269
Willbros United States Holdings, Inc., Term Loan B	9.50%	06/30/14		3,150	3,149,670

					37,904,692

Publishing–4.24%
Affiliated Media, Inc., Term Loan	8.50%	03/19/14		852	835,384
Cenveo Corp., Term Loan B	6.63%	12/21/16		4,739	4,786,858
EMI Music Publishing Ltd., Term Loan B	5.50%	06/29/18		2,361	2,392,182
GateHouse Media, Inc.,
Delayed Draw Term Loan	2.21%	08/28/14		300	109,075
Term Loan B	2.21%	08/28/14		805	292,454
Getty Images, Inc., Term Loan B	4.75%	10/18/19		9,042	9,090,428
Harland Clarke Holdings Corp.,
Extended Term Loan B2	5.46%	06/30/17		1,275	1,181,795
Revolver Loan (d)	0.00%	06/28/13		1,878	1,784,465
Knowledgepoint360 Group, LLC,
First Lien Term Loan (Acquired 01/17/08; Cost $900,970)	3.57%	04/14/14		910	796,371
Second Lien Term Loan (Acquired 10/01/07-01/17/08; Cost $1,966,329)	7.31%	04/13/15		2,000	1,450,000
Merrill Communications, LLC,
PIK Second Lien Term Loan (e)	16.00%	11/15/13		5,324	5,190,696
Term Loan	9.75%	12/24/12		4,270	4,248,623
ProQuest LLC, Term Loan B	6.00%	04/13/18		2,434	2,448,554
Southern Graphics, Inc., Term Loan	5.00%	10/17/19		3,040	3,043,383
Tribune Co., Term Loan B (f)(g)	0.00%	06/04/14		2,101	1,688,109
Yell Group PLC, (United Kingdom) Term Loan B1 (f)	0.00%	07/31/14		5,235	1,070,627

					40,409,004

Radio & Television–6.48%
AR Broadcasting, LLC, Term Loan (Acquired 02/17/12-11/26/12; Cost $373,173)	5.25%	02/15/18		373	333,989
Barrington Broadcasting Group LLC, Term Loan B	7.50%	06/14/17		428	431,329
Clear Channel Communications, Inc.,
Term Loan A	3.61%	07/30/14		3,938	3,857,628
Term Loan B	3.86%	01/29/16		17,811	14,521,768
Foxco Acquisition Sub, LLC, Term Loan B	5.50%	07/14/17		2,567	2,602,082
Granite Broadcasting Corp., Term Loan B	8.50%	05/23/18		2,575	2,581,176
Gray Television, Inc., Term Loan B	4.75%	10/15/19		2,290	2,300,226
High Plains Broadcasting Operating Co. LLC, Term Loan	9.00%	09/14/16		561	566,490
Intelsat Jackson Holdings Ltd., Term Loan B1	4.50%	04/02/18		3,267	3,284,909
Lavena Holding 4 GmbH (Holdco) (Germany),
Revolver Loan (d)	0.00%	03/06/15	EUR	2,327	2,775,189
Revolver Loan	2.04%	03/06/15	EUR	3,923	4,677,577
Multicultural Radio Broadcasting, Inc., Term Loan	5.00%	12/18/12		1,247	1,183,553
Newport Television LLC, Term Loan B	9.00%	09/14/16		2,030	2,049,292
Raycom TV Broadcasting, Inc., Term Loan B (Acquired 06/01/11-08/16/11; Cost $3,016,589)	4.25%	05/31/17		3,071	3,067,411
Tyrol Acquisitions 2 SAS (France),
Extended Term Loan B2	4.11%	01/29/16	EUR	1,500	1,767,419
Extended Term Loan B2	4.11%	01/29/16	EUR	1,500	1,767,419

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Radio & Television–(continued)
Tyrol Acquisitions (France),
Revolver Loan (Acquired 05/31/12; Cost $1,545,626) (d)	0.00%	01/31/14	EUR	1,250	$1,389,964
Revolver Loan (Acquired 03/03/11-09/28/12; Cost $964,589)	1.35%	01/31/14	EUR	750	833,978
Second Lien Term Loan	3.36%	07/29/16	EUR	2,193	2,452,986
Term Loan C	2.36%	01/29/16	EUR	1,500	1,768,756
Univision Communications Inc., Extended Term Loan	4.46%	03/31/17		$7,735	7,571,556

					61,784,697

Retailers (except Food & Drug)–3.37%
Academy, Ltd., Term Loan	4.75%	08/03/18		649	652,203
Collective Brands Finance, Inc., Term Loan	7.25%	10/09/19		1,482	1,500,766
David’s Bridal, Inc., Term Loan B	5.00%	10/11/19		1,574	1,571,368
Educate, Inc., Term Loan (Acquired 06/29/07; Cost $480,392)	8.51%	06/16/14		480	481,593
Guitar Center Inc., Extended Term Loan	5.62%	04/10/17		4,937	4,742,807
National Vision, Inc., Term Loan B	7.00%	08/02/18		1,767	1,793,358
Party City Holdings, Inc., Term Loan B	5.75%	07/26/19		2,985	3,017,841
Pep Boys-Manny, Moe & Jack (The), Term Loan B	5.00%	10/11/18		1,901	1,916,415
Pilot Travel Centers LLC, Term Loan B2	4.25%	08/07/19		2,119	2,134,264
Salsa Retail Holding Debtco 1 S.à.r.l., (Germany) PIK Term Loan B (e)	7.00%	02/08/18	EUR	3,567	4,258,663
Savers, Inc., Term Loan	5.00%	07/09/19		4,922	4,939,586
Toys ‘R’ Us-Delaware, Inc.,
Term Loan	6.00%	09/01/16		1,204	1,190,793
Term Loan B2	5.25%	05/25/18		404	396,020
Term Loan B3	5.25%	05/25/18		267	261,790
Wilton Brands LLC, Term Loan (Acquired 09/04/12; Cost $3,157,972)	7.50%	08/30/18		3,220	3,276,287

					32,133,754

Steel–0.14%
Tube City IMS Corp., Term Loan	5.75%	03/20/19		1,346	1,361,281

Surface Transport–0.64%
Hertz Corp.,
LOC	3.75%	03/09/18		849	834,795
Term Loan B	3.75%	03/11/18		2,333	2,337,096
JHCI Acquisition, Inc., First Lien Term Loan	2.71%	06/19/14		3,139	2,935,366

					6,107,257

Telecommunications–5.50%
Avaya, Inc.,
Extended Term Loan B3	3.06%	10/24/14		3,113	2,949,736
Extended Term Loan B3	4.81%	10/26/17		9,638	8,469,267
Consolidated Communications, Inc., Extended Term Loan B	3.96%	12/31/17		1,197	1,182,770
Cricket Communications, Inc., Term Loan	4.75%	10/10/19		1,400	1,409,699
Fairpoint Communications, Inc., Term Loan B	6.50%	01/22/16		4,094	3,937,108
Fibernet (Netherlands),
Term Loan B (Acquired 08/29/07; Cost $1,331,157) (f)(g)	0.00%	12/20/14	EUR	980	0
Term Loan C (Acquired 08/29/07; Cost $1,330,379) (f)(g)	0.00%	12/20/15	EUR	980	0
Genesys Telecom Holdings, U.S., Inc., Term Loan B	6.75%	01/31/19		4,124	4,175,966
Global Tel*Link Corp., Term Loan B	6.00%	12/14/17		3,084	3,103,039
Level 3 Financing Inc., Term Loan	4.75%	08/01/19		11,693	11,777,559
MetroPCS Wireless, Inc., Term Loan B	4.00%	03/16/18		2,865	2,878,664
NTELOS Inc., Term Loan B	5.75%	11/07/19		5,403	5,351,102
Securus Technologies Holdings, Inc.,
Add on Term Loan	6.50%	05/31/17		581	584,506
Term Loan	6.50%	05/31/17		1,755	1,763,546
Syniverse Technologies, Inc., Term Loan	5.00%	04/23/19		1,894	1,909,240
U.S. TelePacific Corp., Term Loan B	5.75%	02/23/17		3,023	2,998,149

					52,490,351

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Utilities–3.65%
Calpine Corp., Term Loan B3	4.50%	10/09/19		$8,315	$8,382,282
LSP Madison Funding Corp., Term Loan	5.50%	06/28/19		2,783	2,821,115
Star West Generation LLC, Term Loan B	6.00%	05/17/18		4,389	4,403,634
Texas Competitive Electric Holdings Co., LLC,
Extended Term Loan	4.74%	10/10/17		9,193	6,015,110
Term Loan	3.74%	10/10/14		14,367	9,877,276
TPF Generation Holdings LLC, Second Lien Term Loan C	4.61%	12/15/14		3,330	3,326,045

					34,825,462

Total Variable Rate Senior Loan Interests					916,178,463

Notes–21.70%
Air Transport–0.67%
Air Lease Corp.	7.38%	01/30/19		5,504	5,737,920
Continental Airlines, Inc. (h)	6.75%	09/15/15		650	683,312

					6,421,232

Automotive–0.74%
Goodyear Tire & Rubber Co. (The)	7.00%	05/15/22		1,074	1,154,550
HDTFS Inc. (h)	5.88%	10/15/20		855	882,787
Schaeffler Finance B.V. (Netherlands) (h)	8.50%	02/15/19		754	840,710
Schaeffler Finance B.V. (Netherlands) (h)	8.75%	02/15/19	EUR	2,800	4,133,260

					7,011,307

Business Equipment & Services–0.45%
First Data Corp. (h)	6.75%	11/01/20		4,216	4,279,240

Cable & Satellite Television–3.14%
Charter Communications Operating LLC	7.00%	01/15/19		—	465
Kabel Deutschland GMBH (Germany)	6.50%	06/29/18	EUR	1,500	2,106,892
Telenet BidCo N.V. (Belgium) (h)	6.38%	11/15/20	EUR	3,800	5,216,379
Telenet BidCo N.V. (Belgium) (h)	6.75%	08/15/24	EUR	750	1,035,157
UnityMedia Hessen GmbH (Germany) (h)	5.50%	09/15/22	EUR	2,500	3,251,377
UPC Broadband Holdings, B.V. (Netherlands) (h)	9.75%	04/15/18	EUR	1,500	2,090,213
UPC Broadband Holdings, B.V. (Netherlands) (h)	8.38%	08/15/20	EUR	4,000	5,743,232
UPC Broadband Holdings, B.V. (Netherlands) (h)	7.25%	11/15/21		2,941	3,235,100
UPC Broadband Holdings, B.V. (Netherlands) (h)	6.88%	01/15/22		236	253,244
YPSO Holding SA, (France) (h)(i)	8.08%	10/15/18	EUR	3,750	4,974,607
YPSO Holding SA, (France) (h)	8.75%	02/15/19	EUR	1,480	2,030,680

					29,937,346

Chemicals & Plastics–0.15%
Ineos Holdings Ltd. (United Kingdom) (h)	8.38%	02/15/19		328	352,600
Ineos Holdings Ltd. (United Kingdom) (h)	7.50%	05/01/20		211	218,913
Taminco Global Chemical Corp. (h)	9.75%	03/31/20		761	827,587

					1,399,100

Containers & Glass Products–3.39%
Ardagh Glass Finance (Ireland) (h)	7.13%	06/15/17	EUR	3,000	3,989,439
Ardagh Glass Finance (Ireland) (h)	7.38%	10/15/17	EUR	1,150	1,604,815
Ardagh Glass Finance (Ireland) (h)	8.75%	02/01/20	EUR	4,000	5,397,286
Berry Plastics Holding Inc. (i)	5.09%	02/15/15		6,456	6,457,614
Reynolds Group Holdings Inc. (i)	7.75%	10/15/16	EUR	2,000	2,701,894
Reynolds Group Holdings Inc.	7.88%	08/15/19		1,476	1,627,290
Reynolds Group Holdings Inc.	9.88%	08/15/19		4,453	4,720,180

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Containers & Glass Products–(continued)
Reynolds Group Holdings Inc.	6.88%	02/15/21		$1,043	$1,121,225
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC (h)	5.75%	10/15/20		4,619	4,740,249

					32,359,992

Cosmetics & Toiletries–0.43%
Ontex IV S.A. (Netherlands) (h)	7.50%	04/15/18	EUR	3,000	4,116,243

Electronics & Electrical–0.29%
Techem GmbH (Germany) (h)	6.13%	10/01/19	EUR	2,000	2,763,670

Forest Products–0.24%
Verso Paper Holdings, LLC (h)	11.75%	01/15/19		2,192	2,290,640

Healthcare–2.11%
Accellent Inc.	8.38%	02/01/17		3,107	3,161,372
Accellent Inc.	10.00%	11/01/17		2,706	2,117,445
Apria Healthcare Group, Inc.	11.25%	11/01/14		6,167	6,397,917
Biomet Inc. (h)	6.50%	08/01/20		652	684,600
Community Health Systems, Inc.	8.00%	11/15/19		1,863	2,030,670
DJO Finance LLC (h)	8.75%	03/15/18		1,861	2,037,795
Kindred Healthcare, Inc.	8.25%	06/01/19		1,094	1,066,650
Labco SAS (France)	8.50%	01/15/18	EUR	2,000	2,659,626

					20,156,075

Home Furnishings–0.20%
Targus Group International, Inc. PIK (Acquired 12/16/09-12/14/11; Cost $5,224,758) (e)(h)(j)	10.00%	06/14/19		1,866	1,865,968

Leisure Goods, Activities & Movies–1.16%
Corleone Capital Ltd. (United Kingdom) (h)	9.00%	08/01/18	GBP	6,656	11,021,156

Lodging & Casinos–0.08%
Chester Downs & Marina LLC (h)	9.25%	01/15/20		750	740,625

Nonferrous Metals & Minerals–0.12%
TiZir Ltd. (United Kingdom)	9.00%	09/28/17		1,200	1,191,000

Oil & Gas–0.73%
NGPL PipeCo LLC (h)	9.63%	06/01/19		1,059	1,217,850
Seadrill Ltd.	6.50%	10/05/15		5,500	5,740,625

					6,958,475

Radio & Television–1.93%
CET 21 spol s.r.o. (Czech Republic) (h)	9.00%	11/01/17	EUR	5,000	7,120,516
Clear Channel Communications, Inc. (h)	9.00%	12/15/19		5,337	4,856,670
Univision Communications Inc. (h)	6.75%	09/15/22		6,286	6,411,720

					18,388,906

Rail Industries–1.10%
Channel Link Enterprises Finance PLC (United Kingdom) (h)(i)	4.18%	06/30/50	EUR	5,000	6,047,561
Channel Link Enterprises Finance PLC (United Kingdom) (i)	4.45%	06/30/50	GBP	3,000	4,470,001

					10,517,562

Retailers (except Food & Drug)–0.22%
Claire’s Stores, Inc. (h)	9.00%	03/15/19		2,009	2,124,518

Surface Transport–1.19%
Nobina Europe AB (Sweden) (h)	11.00%	10/31/17	EUR	82,933	11,343,070

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Telecommunications–2.04%
Goodman Networks, Inc. (h)	12.13%	07/01/18		$3,960	$4,346,100
Matterhorn Mobile S.A. (Luxembourg) (h)(i)	5.41%	05/15/19	CHF	500	547,642
Matterhorn Mobile S.A. (Luxembourg) (h)	8.25%	02/15/20	EUR	5,000	7,058,739
Paetec Holding Corp.	8.88%	06/30/17		462	498,960
Sunrise Communications AG (Luxembourg) (h)(i)	4.97%	12/31/17	EUR	1,000	1,320,059
Wind Telecomunicazioni S.p.A. (Italy) (h)	7.38%	02/15/18	EUR	2,250	2,860,399
Windstream Corp.	7.50%	06/01/22		2,709	2,830,905

					19,462,804

Utilities–1.32%
Calpine Corp. (h)	7.88%	01/15/23		—	164
Calpine Corp. (h)	7.50%	02/15/21		980	1,083,396
NRG Energy Inc.	7.63%	05/15/19		9,700	10,330,500
NRG Energy Inc. (h)	6.63%	03/15/23		1,103	1,158,150

					12,572,210

Total Notes					206,921,139

Structured Products–5.32%
Apidos Cinco CDO Ltd. (Cayman Islands) (h)(i)	4.56%	05/14/20		930	782,285
Apidos IX CDO Ltd. (Cayman Islands) (h)(i)	7.24%	07/15/23		2,660	2,469,798
Apidos Quattro CDO Ltd. (Cayman Islands) (h)(i)	3.92%	01/20/19		631	515,682
Apidos X CDO Ltd. (Cayman Islands) (h)(i)	6.59%	10/30/22		3,499	3,182,985
Ares XI CLO Ltd. (h)(i)	3.35%	10/11/21		792	663,661
Atrium IV CDO Corp. (h)	9.18%	06/08/19		328	335,414
Centurion CDO 15 Ltd. (h)(i)	2.66%	03/11/21		2,750	2,365,020
Clear Lake CLO 2006-1A Ltd. (h)(i)	1.83%	12/20/20		3,000	2,337,371
Columbus Nova CLO Ltd. (h)(i)	4.04%	05/16/19		1,747	1,419,909
Columbus Nova CLO Ltd. (h)(i)	4.04%	05/16/19		1,367	1,111,056
Flagship CLO VI Corp. (h)(i)	5.16%	06/10/21		3,085	2,596,553
Flagship CLO VI Corp. (h)(i)	5.16%	06/10/21		922	776,381
Four Corners CLO II, Ltd. (h)(i)	2.16%	01/26/20		209	176,834
Four Corners CLO II, Ltd. (h)(i)	2.16%	01/26/20		70	59,227
Genesis 2007-1 CLO Ltd. (h)(i)	6.85%	10/10/14		2,713	2,739,094
Gramercy Park CLO Ltd. (h)(i)	5.97%	07/17/23		3,708	3,286,093
Halcyon Loan Investors CLO II, Ltd. (Cayman Islands) (h)(i)	3.92%	04/24/21		2,121	1,707,877
ING Investment Management CLO III, Ltd. (h)(i)	3.96%	12/13/20		1,842	1,467,039
ING Investment Management CLO III, Ltd. (h)(i)	6.17%	10/15/22		1,261	1,171,666
ING Investment Management CLO IV, Ltd. (Cayman Islands) (h)(i)	4.57%	06/14/22		395	323,622
ING Investment Management CLO IV, Ltd. (h)(i)	5.75%	10/15/23		4,765	4,466,711
Madison Park Funding IV Ltd. (h)(i)	3.97%	03/22/21		3,361	2,844,357
Pacifica CDO VI, Ltd. (h)(i)	4.06%	08/15/21		1,538	1,249,663
Sierra CLO II Ltd. (i)	3.82%	01/22/21		1,696	1,297,410
Silverado CLO II Ltd. (h)(i)	4.08%	10/16/20		2,050	1,648,202
Slater Mill Loan Fund, LP (h)(i)	5.93%	08/17/22		3,076	2,724,652
Symphony CLO IX, Ltd. (h)(i)	5.33%	04/16/22		5,126	4,443,678
Symphony CLO VIII, Ltd. (h)(i)	6.06%	01/09/23		2,790	2,569,213

Total Structured Products					50,731,453

	Shares
Common Stocks & Other Equity Interests–2.33%
Building & Development–0.17%
Axia Acquisition Corp. (h)(k)	101	251,400
Building Materials Holding Corp. (h)(k)	512,204	691,475
Lake at Las Vegas Joint Venture, LLC Class A, (Acquired 07/15/10; Cost $24,140,508) (h)(k)	2,339	0
Lake at Las Vegas Joint Venture, LLC Class B, (Acquired 07/15/10; Cost $285,788) (h)(k)	28	0

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Shares	Value
Building & Development–(continued)
Lake at Las Vegas Joint Venture, LLC Class C, Wts. expiring 07/15/15, (Acquired 07/15/10; Cost $0) (h)(k)	117	$0
Lake at Las Vegas Joint Venture, LLC Class D, Wts. expiring 07/15/15, (Acquired 07/15/10; Cost $0) (h)(k)	161	0
Lake at Las Vegas Joint Venture, LLC Class E, Wts. expiring 07/15/15, (Acquired 07/15/10; Cost $0) (h)(k)	180	0
Lake at Las Vegas Joint Venture, LLC Class F, Wts. expiring 07/15/15, (Acquired 07/15/10; Cost $0) (h)(k)	202	0
Lake at Las Vegas Joint Venture, LLC Class G, Wts. expiring 07/15/15, (Acquired 07/15/10; Cost $0) (h)(k)	229	0
Newhall Holding Co., LLC Class A, (h)(k)	235,259	343,008
Rhodes Homes (h)(k)	750,544	187,636
WCI Communities, Inc. (h)(k)	1,830	120,780

		1,594,299

Chemicals & Plastics–0.02%
Metokote Corp. Wts. expiring 11/22/23, (Acquired 12/05/11-05/22/12; Cost $0) (h)(k)	201	217,986

Conglomerates–0.04%
Euramax International, Inc. (h)(k)	1,870	367,728

Cosmetics & Toiletries–0.10%
Marietta Intermediate Holding Corp. (Acquired 07/13/07; Cost $2,591,511) (h)(k)	1,641,483	968,475
Marietta Intermediate Holding Corp. Wts. expiring 02/20/19, (Acquired 07/12/07; Cost $0) (h)(k)	413,194	0

		968,475

Electric Utilities–0.00%
Bicent Power, LLC -Series A, -Wts. expiring 08/21/22, (Acquired 08/21/12; Cost $0) (h)(k)	2,024	0
Bicent Power, LLC -Series B, -Wts. expiring 08/21/22, (Acquired 08/21/12; Cost $0) (h)(k)	3,283	0

		0

Financial Intermediaries–0.00%
RJO Holdings Corp. (h)(k)	2,144	21,440
RJO Holdings Corp. Class A, (h)(k)	1,142	571
RJO Holdings Corp. Class B, (h)(k)	3,333	1,667

		23,678

Home Furnishings–0.05%
Targus Group International, Inc. (Acquired 12/16/09; Cost $0) (h)(j)(k)	62,413	450,622

Leisure Goods, Activities & Movies–1.52%
MEGA Brands Inc. (Canada) (k)	30,040	326,604
Metro-Goldwyn-Mayer Inc. Class A, (h)(k)	400,602	14,121,221

		14,447,825

Lodging & Casinos–0.08%
Twin River Worldwide Holdings Inc. Class A, (h)(k)	41,966	603,261
Twin River Worldwide Holdings Inc. Class B, (h)(k)	5,500	149,419

		752,680

Oil & Gas–0.21%
Vitruvian Exploration LLC (h)(k)	76,400	2,043,700

Publishing–0.13%
Affiliated Media, Inc. (h)(k)	87,369	1,223,163
Endurance Business Media, Inc., Class A, (h)(k)	4,753	47,531
SuperMedia, Inc. (h)(k)	7,080	15,293

		1,285,987

Radio & Television–0.01%
AR Broadcasting, LLC Wts. expiring 02/15/18, (h)(k)	213	57,578
Cumulus Media, Inc. Wts. expiring 06/29/19, (Acquired 01/14/10; Cost $0) (k)	1,568	1,756

		59,334

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

	Shares	Value
Surface Transport–0.00%
Nobina Europe AB (Sweden) (h)(k)	90,358,291	$0
Total Common Stocks & Other Equity Interests		22,212,314

Preferred Stock–0.00%
Financial Intermediaries–0.00%
RTS Investor Corp. (h)(k)	649	49,965

Money Market Funds–0.07%
Liquid Assets Portfolio–Institutional Class (l)	334,263	334,263
Premier Portfolio–Institutional Class (l)	334,264	334,264

Total Money Market Funds		668,527

TOTAL INVESTMENTS–125.50% (Cost $1,251,677,014)		1,196,761,861

BORROWINGS–(30.10)%		(287,000,000)

OTHER ASSETS LESS LIABILITIES–4.60%		43,826,479

NET ASSETS–100.00%		$953,588,340

Investment Abbreviations:

CDO	—	Collateralized Debt Obligation	DIP	—	Debtor-in-possession	LOC	—	Letter of Credit
CHF	—	Swiss Franc	EUR	—	Euro	PIK	—	Payment in Kind
CLO	—	Collateralized Loan Obligation	GBP	—	British Pound	Wts.	—	Warrants

Notes to Schedule of Investments:

(a)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.

(c)	This floating rate interest will settle after November 30, 2012, at which time the interest rate will be determined.
(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 5.
(e)	All or a portion of this security is Payment-in-Kind.
(f)

Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at November 30, 2012 was $2,758,736, which represented 0.29% of the Fund’s Net Assets.

(g)	The borrower has filed for protection in federal bankruptcy court.
(h)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2012 was $210,167,156, which represented 22.04% of the Fund’s Net Assets.

(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2012.
(j)

Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of November 30, 2012 was $2,316,590, which represented 0.24% of the Fund’s Net Assets. See Note 4.

(k)	Non-income producing securities acquired through the restructuring of senior loans.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser.
*	Principal amounts are denominated in U.S. dollars unless otherwise noted.

See accompanying notes which are an integral part of this schedule.

Invesco Dynamic Credit Opportunities Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2012

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Trust may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.

Invesco Dynamic Credit Opportunities Fund

A.	Security Valuations – (continued)

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Invesco Dynamic Credit Opportunities Fund

E.	Foreign Currency Translations – (continued)

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

F.	Foreign Currency Contracts – The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Invesco Dynamic Credit Opportunities Fund

G.	Swap Agreements – (continued)

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

H.	Industry Concentration – To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

I.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

J.	Bank Loan Risk Disclosures – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

K.	Foreign Risk – The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

L.	Other Risks – The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

Invesco Dynamic Credit Opportunities Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$916,178,463	$—	$916,178,463
Notes	—	205,055,171	1,865,968	206,921,139
Structured Products	—	50,731,453	—	50,731,453
Equity Securities	1,010,424	20,225,721	1,694,661	22,930,806

	1,010,424	1,192,190,808	3,560,629	1,196,761,861

Foreign Currency Contracts*	—	(1,335,494)	—	(1,335,494)
Swap Agreements*	—	1,904,205	—	1,904,205

Total Investments	$1,010,424	$1,192,759,519	$3,560,629	$1,197,330,572

*	Unrealized appreciation (depreciation).

Invesco Dynamic Credit Opportunities Fund

NOTE 3 — Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of November 30, 2012:

Risk Exposure/ Derivative Type	Value
	Assets	Liabilities
Credit risk
Swap Agreements	$1,904,205	$—

Currency risk
Foreign Currency Contracts	—	(1,335,494)

Effect of Derivative Instruments for the nine months ended November 30, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Swap Agreements*	Foreign Currency Contracts*
Realized Gain
Credit risk	$3,409,688	$—
Currency risk	—	3,155,138
Change in Unrealized Appreciation (Depreciation)
Credit risk	(1,182,664)	—
Currency risk	—	2,116,866

Total	$2,227,024	$5,272,004

*	The average notional value of swap agreements and foreign currency contracts outstanding during the period was $132,055,556 and $203,980,644, respectively.

Open Foreign Currency Contracts

Settlement Date		Contract to				Notional	Unrealized Appreciation
	Counterparty	Deliver		Receive		Value	(Depreciation)
01/15/13	State Street Bank	EUR	30,000,000	USD	38,721,900	$39,033,768	$(311,868)
01/15/13	Mellon Bank	EUR	40,000,000	USD	51,616,000	52,045,024	(429,024)
01/15/13	JPMorgan Chase Bank N.A.	EUR	25,000,000	USD	32,264,100	32,528,140	(264,040)
01/15/13	Goldman Sachs International	EUR	25,000,000	USD	32,262,000	32,528,140	(266,140)
01/15/13	State Street Bank	GBP	18,000,000	USD	28,775,376	28,836,547	(61,171)
01/15/13	State Street Bank	CHF	485,000	USD	520,448	523,699	(3,251)

							$(1,335,494)

Currency Abbreviations:

EUR – Euro	CHF – Swiss Franc
GBP – British Pound Sterling	USD – U.S. Dollar

Invesco Dynamic Credit Opportunities Fund

Open Credit Default Swap Agreements

Counterparty	Reference Entity	(Buy)/Sell Protection	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value (000)	Upfront Payments	Unrealized Appreciation
Goldman Sachs International	CDX.NA.HY.9	Sell	3.75%	12/20/12	0.73%	$16,400	$698,500	$150,448
UBS	CDX.NA.HY.9	Sell	3.75%	12/20/12	0.73	16,400	698,500	150,449
Goldman Sachs International	Gala Group Finance	Sell	4.15%	03/20/13	3.98	5,000	—	53,577
UBS	CDX.NAHY.10	Sell	5.00%	06/20/13	0.78	16,600	1,078,000	557,484
Goldman Sachs International	LCDX.NA.10	Sell	3.25%	06/20/13	0.78	40,800	5,150,200	825,928
Goldman Sachs International	LCDX9	Sell	2.25%	12/20/12	1.14	32,500	2,701,250	166,319

Total Credit Default Swap Agreements						$127,700	$10,326,450	$1,904,205

(a)	Implied credit spreads represent the current level as of November 30, 2012 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 4 — Investments in Other Affiliates

The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the nine months ended November 30, 2012.

	Value 02/29/12	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 11/30/12	Interest/ Dividend Income
Targus International Inc. — Note	$1,694,195	$171,773	$—	$—	$—	$1,865,968	$150,184
Targus International Inc. — Common Shares	450,622	—	—	—	—	450,622	—

Total	$2,144,817	$171,773	$—	$—	$—	$2,316,590	$150,184

NOTE 5 — Unfunded Loan Commitments

As of November 30, 2012, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount* (000)		Value
Axia Acquisition Corp.	Revolver Loan		$348	$294,251
Boyd Gaming Corp.	Class A Revolver Loan		672	641,441
Bright Horizons Family Solutions, Inc.	Revolver Loan		3,000	2,991,450
Delta Air Lines, Inc.	Revolver Loan		5,213	4,700,110
Harland Clarke Holdings Corp.	Revolver Loan		1,878	1,784,465
Hillman Group, Inc.	Delayed Draw Term Loan		994	996,748
Lake at Las Vegas Joint Venture, LLC	Revolver Loan		76	70,352
Lavena Holding 4 GmbH (Holdco)	Revolver Loan		2,627	2,775,189
Realogy Corp.	Extended LOC		4,562	4,342,815
Reynolds Group Holdings Inc.	Revolver Loan		5,104	5,101,025
Surgical Care Affiliates, Inc.	Extended Revolver Loan		6,250	5,875,000
Tyrol Acquisitions	Revolver Loan	EUR	1,250	1,389,964
West Corp.	Revolver Loan		2,427	2,202,462

				$33,165,272

Currency Abbreviations:

EUR — Euro

*	Principal amounts are denominated in U.S. dollars unless otherwise noted.

Invesco Dynamic Credit Opportunities Fund

NOTE 6 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended November 30, 2012 was $1,124,394,273 and $1,139,276,611, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$32,544,566

Aggregate unrealized (depreciation) of investment securities	(109,704,955)

Net unrealized appreciation (depreciation) of investment securities	$(77,160,389)

Cost of investments for tax purposes is $1,273,922,250.

NOTE 7 — Senior Loan Participation Commitments

The Trust invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

At the nine months ended November 30, 2012, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Trust on a participation basis.

Selling Participant	Principal Amount	Value
Goldman Sachs Lending Partners LLC	$2,426,941	$2,202,462

Invesco Dynamic Credit Opportunities Fund

Item 2.  Controls and Procedures.

(a)	As of November 19, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of November 19, 2012, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

2411146

012213 (1) BO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Dynamic Credit Opportunities Fund

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	January 29, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	January 29, 2013

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	January 29, 2013

2287069

011713 (1) BO

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.